EXHIBIT 10.28


                              AETHLON MEDICAL, INC.
                         NOTICE OF GRANT OF STOCK OPTION
                         -------------------------------

         Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Aethlon Medical, Inc. a Nevada corporation (the "Company"):

                  Optionee:  Calvin Leung
                  ---------

                  Grant Date:  February 23, 2005
                  -----------

                  Exercise Price:  $0.38 per share
                  ---------------

                  Number of Option Shares:  308,725
                  ------------------------

                  Expiration Date:
                  ----------------

                           February 23, 2010         154,366
                           December 31, 2010          77,180
                           December 31, 2011          77,179

                  Type of Option:   [   ] Incentive Stock Option
                  ---------------
                                    [ x ] Non-Statutory Stock Option

                  Date Exercisable: Immediately upon fulfillment of vesting ----------------- conditions.

                  Vesting Commence Date:
                  ----------------------

                           February 23, 2005         154,366
                           December 31, 2005          77,180
                           December 31, 2006          77,179

         Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Aethlon Medical, Inc. Directors Compensation Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as EXHIBIT A.

         NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in service in any capacity, including as an employee, for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's service and/or employment at any time for any reason, with or without cause.

         DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:  FEBRUARY 23, 2005             AETHLON MEDICAL, INC.


                                      By: /s/ James A. Joyce
                                          --------------------------------------
                                      Name:  James A. Joyce, CEO



                                      OPTIONEE


                                      /s/ Calvin Leung
                                      ------------------------------------------
                                      Name:  Calvin Leung
                                      Address:
                                               ---------------------------------
                                               ---------------------------------


ATTACHMENTS
-----------
EXHIBIT A - STOCK OPTION AGREEMENT

                                    EXHIBIT A
                                    ---------

                             STOCK OPTION AGREEMENT
                             ----------------------

                              AETHLON MEDICAL, INC.
                             STOCK OPTION AGREEMENT
                             ----------------------

                                    RECITALS
                                    --------

         The Board of Directors of Aethlon Medical, Inc. (the "Company") has adopted the Aethlon Medical, Inc. Directors Compensation Plan (the "Plan") for the purpose of retaining the services of selected employees, officers, directors, consultants, independent contractors and advisors of the Company and any Parent or Subsidiary of the Company.

         The Optionee has rendered valuable services to the Company and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of an option to the Optionee.

         All capitalized terms in this Agreement shall have the meaning assigned to them in the Plan, a copy of which is attached to the Grant Notice, or in the attached Appendix.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, it is hereby agreed as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

         2. OPTION TERM. This option shall have a term of five (5) years measured from the Vesting Schedule and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

         3. LIMITED TRANSFERABILITY. During Optionee's lifetime, this option shall be exercisable only by Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following Optionee's death.

         4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

         5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following events occur:


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                  (a) If the Optionee's service is Terminated for any reason except death or Disability, then the Optionee may exercise this option, only to the extent that the option would have been exercisable upon the Termination Date, no later than three (3) months after the Termination Date.

                  (b) If the Optionee's service is Terminated because of the Optionee's death or Disability (or the Optionee dies within three (3) months after a Termination other than for Cause or because of the Optionee's Disability), then this option may be exercised only to the extent that it would have been exercisable by the Optionee on the Termination Date and must be exercised by the Optionee (or the Optionee's legal representative) no later than twelve (12) months after the Termination Date.

                  (c) Notwithstanding the provisions above, if the Optionee's service is Terminated for Cause, neither the Optionee, the Optionee's estate nor such other person who may then hold this option shall be entitled to exercise it with respect to any Shares whatsoever.

                  (d) In the event of a Corporate Transaction, the provisions of Paragraph 6 shall govern the period for which this option is to remain exercisable following Optionee's cessation of Service and shall supersede any provisions to the contrary in this paragraph.

         6. ACCELERATED VESTING.

                  (a) In the event of any Corporate Transaction, the Option Shares at the time subject to this option but not otherwise vested shall automatically vest in full so that this option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of those Option Shares and may be exercised for any or all of those Option Shares as fully-vested shares of Common Stock. However, the Option Shares shall NOT vest on such an accelerated basis if and to the extent: (i) this option is assumed, converted or replaced by the successor corporation (or parent thereof) in the Corporate Transaction or (ii) this option is replaced with an equivalent award or with substantially similar consideration as was provided to the stockholders in the Corporate Transaction.

                  (b) Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                  (c) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, PROVIDED the aggregate Exercise Price shall remain the same.

                  (d) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


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

         7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

         8. SHAREHOLDER RIGHTS. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

         9. MANNER OF EXERCISING OPTION.

                  (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, the Optionee (or any other person or persons exercising the option) must take the following actions:

                           (i) Execute and deliver to the Company a written
                  notice setting forth the number of Option Shares for which the option is exercised.

                           (ii) Pay the aggregate Exercise Price for the
                  purchased shares in cash or in one or more of the following forms:

                                    (A) by cancellation of indebtedness of the
                           Company to the Optionee;

                                    (B) if approved by the Committee, by
                           surrender of shares that either: (1) have been owned by the Optionee for more than one year and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Optionee in the public market;

                                    (C) if approved by the Committee, by waiver
                           of compensation due or accrued to the Optionee for services rendered;

                                    (D) with respect only to purchases upon
                           exercise of an Option, and provided that a public market for the Company's stock exists:

                                            (1) through a "same day sale"
                           commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                                            (2) through a "margin" commitment
                           from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                                    (E) Notwithstanding any provisions herein to
                           the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being exercised) by surrender of this Option at the principal office of the Company together with the properly endorsed written notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:


                            X = Y (A-B)

                              A
                           -------

                     Where X = the number of shares of Common Stock to be
                               issued to the Holder

                           Y = the number of shares of Common Stock purchasable
                               under the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised (at the date of such calculation)

                           A = the Fair Market Value of one share of the
                               Company's Common Stock (at the date of such calculation)

                           B = Exercise Price (as adjusted to the date of such
                               calculation)

                                    (F) by any combination of the foregoing.
                           Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the written notice delivered to the Company in connection with the option exercise.

                                             (iii) Furnish to the Company
                                    appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                                             (iv) Execute and deliver to the
                                    Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

                                             (v) Make appropriate arrangements
                                    with the Company for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                  (b) As soon as practical after the Exercise Date, the Company shall issue to or on behalf of the Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

                  (c) In no event may this option be exercised for any fractional shares.

         10. COMPLIANCE WITH LAWS AND REGULATIONS.

                  (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market or the Over-The Counter Bulletin Board, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                  (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

         11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Optionee, the Optionee's assigns and the legal representatives, heirs and legatees of the Optionee's estate.

         12. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to the Optionee shall be in writing and addressed to the Optionee at the address indicated below the Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

         13. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

         14. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

         15. AMENDMENT TO PLAN. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan, then this option shall be void with respect to such excess shares, unless an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

         16. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE OPTION. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                  (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date the Optionee ceases to be an employee for any reason other than death or Disability or (ii) more than twelve (12) months after the date the Optionee ceases to be an Employee by reason of Disability.

                  (b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to the Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 16(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

                  (c) Should the Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on this 23rd Day of February, 2005

                                 AETHLON MEDICAL, INC., a Nevada corporation


                                 By: /s/ James A. Joyce
                                     -------------------------------------------
                                 Name: James A. Joyce, Chief Executive Officer


                                 OPTIONEE


                                 /s/ Calvin Leung
                                 -----------------------------------------------
                                 Calvin Leung

                                   APPENDIX A

                The following definitions shall be in effect under the
Agreement:

         1. AGREEMENT shall mean this Stock Option Agreement.

         2. CODE shall mean the Internal Revenue Code of 1986, as amended.

         3. COMMON STOCK shall mean the Company's common stock.

         4. CORPORATE TRANSACTION shall mean:

                  (a) a dissolution or liquidation of the Company;

                  (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants);

                  (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company;

                  (d) the sale of substantially all of the assets of the Company; or

                  (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants.

         5. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

         6. EXERCISE PRICE shall mean the exercise price payable per Option Share as specified in the Grant Notice.

         7. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

         8. FAIR MARKET VALUE. Fair Market Value of a share of Common Stock as of a particular date (the "DETERMINATION DATE") shall mean:

                  (a) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                  (b) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market but is traded on the NASD OTC Bulletin Board, then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                  (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                  (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Option are outstanding at the Determination Date.

         9. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

         10. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

         11. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         12. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         13. OPTION SHARES shall mean the number of shares of Common Stock subject to the option.

         14. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

         15. VESTING SCHEDULE shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his or her period of service.